Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
March 31, 2000



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              6.3090%



        Excess Protection Level
          3 Month Average  5.72%
          March, 2000  5.76%
          February, 2000  6.07%
          January, 2000  5.33%


        Cash Yield                                  19.39%


        Investor Charge Offs                        4.70%


        Base Rate                                   8.94%


        Over 30 Day Delinquency                     4.65%


        Seller's Interest                           8.73%


        Total Payment Rate                          15.20%


        Total Principal Balance                     $49,480,326,758.32


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,321,526,239.83